Statement of Additional Information Supplement dated July 2, 2021
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for the Funds listed below:
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Core Bond Fund
Invesco Developing Markets Fund
Invesco Discovery Mid Cap Growth Fund
Invesco Emerging Markets All Cap Fund
Invesco Emerging Markets Innovators Fund
Invesco Emerging Markets Local Debt Fund
Invesco Emerging Markets Select Equity Fund
Invesco Fundamental Alternatives Fund
Invesco Global Allocation Fund
Invesco Global Infrastructure Fund
Invesco Global Strategic Income Fund
Invesco Global Targeted Returns Fund
Invesco Greater China Fund
Invesco Health Care Fund
Invesco International Bond Fund
Invesco Macro Allocation Strategy Fund
Invesco Multi-Asset Income Fund
Invesco U.S. Managed Volatility Fund
Invesco World Bond Factor Fund
This supplement amends the Statement of Additional Information for the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statement of Additional Information and retain it for future reference.
The following information is added immediately after the section titled “Investment Strategies and Risks – Other Investments – Private Investments in Public Equity” appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS”:
Private Equity and Debt Investments. Privately issued securities, which include private investments in public equity (PIPEs), and private debt investments, involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. The Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to SEC reporting requirements or the reporting requirements of publicly traded companies in applicable jurisdictions, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial conditions and results of operations of the privately held companies in which the Fund invests. The more limited financial information and lack of publicly available prices require a Fund to determine a fair value for such investments in accordance with valuation guidelines adopted by the Board. Difficulty in valuing such investments may make it difficult to accurately determine a Fund's exposure to privately issued securities. The Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. In addition, the participation of the Adviser’s investment professionals in the Fund’s valuation process could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Fund’s assets.
Investments in private companies may be considered to be illiquid and may be difficult to sell at a desirable time or at the prices at which the Fund has valued the investments. Additional risks include that the Fund could be subject to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund; and that the company may be using excessive leverage. Privately issued debt securities can often be below investment grade quality and frequently are unrated.
Restriction number (8)(e) under the section titled “Non-Fundamental Restrictions” appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS” is replaced in its entirety with the following:
(e) Invesco Global Infrastructure Fund invests, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. infrastructure-related companies.
The following information replaces in its entirety the fifth paragraph appearing under the heading “INVESTMENT ADVISORY AND OTHER SERVICES – Investment Sub-Advisers”:
Invesco has also entered into a Sub-Advisory Agreement with another affiliate, OppenheimerFunds, Inc. also a registered investment adviser under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to Invesco Core Bond Fund, Invesco Developing Markets Fund, Invesco Discovery Mid Cap Growth Fund, Invesco Emerging Markets Innovators Fund, Invesco Emerging Markets Local Debt Fund, Invesco Fundamental Alternatives Fund, Invesco Global Allocation Fund, Invesco Global Strategic Income Fund and Invesco International Bond

Fund. Under the sub-advisory agreement, the Adviser pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of investment advisory services. The fee paid to the Sub-Adviser under the Sub-Advisory Agreement is paid by the Adviser, not by the Fund.
The information for Invesco Global Targeted Returns Fund in Appendix H is updated to remove Danielle Singer as a Portfolio Manager and to add Georgina Taylor as a Portfolio Manager of the Fund, each effective May 31, 2021. As of May 31, 2021, Ms. Taylor did not own shares of Invesco Global Targeted Returns Fund or manage any other registered investment companies, pooled investment vehicles or pooled accounts.
Additionally, effective September 30, 2021, David Millar is removed from Appendix H.
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